Eaton Vance Tax-Managed Growth Fund
                Supplement to Statement of Additional Information
                               Dated March 1, 1999


1.       The following is added to the "Investment Restrictions" section:

         For as long as a feeder fund of the Portfolio has registered shares in Hong Kong (and for so long as Hong Kong requires the following restrictions), the Portfolio may not:

                  (i) invest more than 10% of its net assets in the securities of any one issuer or, purchase more than 10% of any class of security of any one issuer, provided, however, up to 30% of the Portfolio's net asset value may be invested in Government and public securities of the same issue; and the Portfolio may invest all of its assets in Government and other public securities in at least six different issues; (ii) invest more than 15% of net assets in securities which are not listed or quoted on any stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which such securities are regularly traded (a "Market");
         (iii) invest more than 15% of net assets in warrants and options for non-hedging purposes; (iv) write call options on Portfolio investments exceeding 25% of its total net asset value in terms of exercise price;
         (v) enter into futures contracts on an unhedged basis where the net total aggregate value of contract prices, whether payable by or to the Portfolio under all outstanding futures contracts, together with the aggregate value of holdings under (vi) below exceeds 20% of the net total asset value of the Portfolio; (vi) invest in physical commodities (including gold, silver, platinum or other bullion) and commodity based investments (other than shares in companies engaged in producing, processing or trading in commodities) which value together with the net aggregate value of the holdings described in (v) above, exceeds 20% of the Portfolio's net asset value; (vii) purchase shares of other investment companies exceeding 10% of net assets. In addition, the investment objective of any scheme in which any Portfolio invests must not be to invest in investments prohibited by this undertaking and where the scheme's investment objective is to invest primarily in investments which are restricted by this undertaking, such holdings must not be in contravention of the relevant limitation; (viii) borrow more than 25% of its net assets (provided that for the purposes of this paragraph, back to back loans are not to be categorized as borrowings);
         (ix) write uncovered options; (x) invest in real estate (including options, rights or interests therein but excluding shares in real estate companies); (xi) assume, guarantee, endorse or otherwise become directly or contingently liable for, or in connection with, any obligation or indebtedness of any person in respect of borrowed money without the prior written consent of the custodian of the Portfolio;
         (xii) engage in short sales involving a liability to deliver securities exceeding 10% of its net assets provided that any security which a Portfolio does sell short must be actively traded on a market; (xiii) subject to (v) above, purchase an investment with unlimited liability; or (xiv) purchase any nil or partly-paid securities unless any call thereon could be met in full out of cash or near cash held by it in the amount of which has not already been taken into account for the purposes of (ix) above.

2. The following is added to the end of the first paragraph under "Organization" in the "Management and Organization" section:

         Class S shares were established May 14, 1999. Class I shares (referred to as "Institutional Shares") were established July 1, 1999.

3. The following is added to the end of the last paragraph in the "Taxes" section:

         If securities are contributed to the Fund in a tax-free transaction, the Fund will be liable for any pre-contribution gain if such securities are sold.


July 1, 1999                                                             TMGSAIS